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                                                                   Exhibit 10.51


                            EXCHANGE RIGHTS AGREEMENT
                      (CLASS B OPERATING PARTNERSHIP UNITS)

                  THIS EXCHANGE RIGHTS AGREEMENT (this "Agreement") is made as of January 2, 1998 among STARWOOD LODGING CORPORATION, a Maryland Corporation (the "Corporation"), SLC OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Operating Partnership"), and certain limited partners of the Operating Partnership listed on the signature pages hereto (the "OP Limited Partners"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 1.

                  WHEREAS, pursuant to a Transaction Agreement dated as of September 8, 1997 (the "Transaction Agreement") among WHWE L.L.C., Woodstar Investor Partnership, Nomura Asset Capital Corporation, Juergen Bartels, W&S Hotel L.L.C., Westin Hotels & Resorts Worldwide, Inc., W&S Lauderdale Corp., W&S Seattle Corp., Westin St. John Hotel Company, Inc., W&S Denver Corp., W&S Atlanta Corp., the Trust, SLT Realty Limited Partnership, Starwood Lodging Corporation and SLC Operating Limited Partnership, the OP Limited Partners are making capital contributions to the Operating Partnership in return for the issuance of Class B Operating Partnership Units ("Class B OP Units");

                  WHEREAS, pursuant to the Transaction Agreement the parties hereto are entering into this Agreement to provide for: (a) certain rights of OP Limited Partners to tender Class B OP Units to the Corporation on or prior to the Cross-Over Date (as defined herein) in exchange for shares of Class B EPS (as defined herein) and (b) certain rights of OP Limited Partners to tender Class B OP Units to the Corporation at any time in exchange for Paired Shares (as defined herein), subject in either such case to certain rights of the Corporation to substitute cash or other forms of consideration for such shares of Class B EPS or Paired Shares or to cause the Operating Partnership to redeem the Class B OP Units being tendered for cash, all on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

                  "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by the Board of Directors from time to time to exercise any of its powers or perform any of its responsibilities with respect to this Agreement.
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                  "Business Day" shall mean any day other than a Saturday,
         Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

                  "Cash Equivalent" of Paired Shares as of any date shall mean an amount of cash equal to (i) the average of the daily Current Market Prices per unit of such Paired Shares during the five (5) consecutive Trading Days immediately preceding such date or (ii) if the Paired Shares are not publicly traded on such date, the fair market value of such Paired Shares as of such date as determined by the Board of Directors in good faith.

                  "Certificate of Admission" shall mean the Certificate of Admission of SLC Operating Limited Partnership dated as of January 1, 1998 pursuant to which the Class B OP Units were authorized.

                  "Class A Articles Supplementary" shall mean Article 6.15 of the Declaration pursuant to which the Trust has classified and designated 30,000,000 shares of beneficial interest in the Trust as "Class A Exchangeable Preferred Shares", as hereafter amended from time to time.

                  "Class A EPS" means the Class A Exchangeable Preferred Shares, par value $0.01 per share, created by the Class A Articles Supplementary.

                  "Class B Articles Supplementary" shall mean Article 6.16 of the Declaration pursuant to which the Trust has classified and designated 15,000,000 shares of beneficial interest in the Trust as "Class B Exchangeable Preferred Shares", as hereafter amended from time to time.

                  "Class B EPS" shall mean the Class B Exchangeable Preferred Shares, par value $0.01 per share, of the Trust created pursuant to the Class B Articles Supplementary.

                  "Class B EPS Cash Option" shall have the meaning set forth in paragraph (a)(ii) of Section 3 hereof.

                  "Class B EPS Delivery Option" shall have the meaning set forth in paragraph (a)(ii) of Section 3 hereof.

                  "Class B EPS Redemption Option" shall have the meaning set forth in paragraph (a)(ii) of Section 3 hereof.

                  "Class B EPS Request" shall have the meaning set forth in paragraph (a) of Section 2 hereof.

                  "Class B Liquidation Preference" shall have the meaning



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         set forth in paragraph (b) of Article 6.16.4 of the Declaration.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Corporation" shall mean Starwood Lodging Corporation, a Maryland corporation, and any successor.

                  "Corporation Shares" shall mean the shares of common stock, par value $.01 per share, of the Corporation or any stock of the Corporation into which such common stock may hereafter be changed.

                  "Cross-Over Date" shall mean the fifth anniversary of the Issue Date; provided that in the event that the CrossOver Date referred to in the Declaration is extended pursuant to Article 6.16.9 thereof, the Cross-Over Date for the purposes of this Agreement shall be similarly extended.

                  "Current Market Price" of publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer as of any Trading Day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such shares or other securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such shares or other securities are listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such shares or other securities are not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such shares or other securities on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or Chief Financial Officer of the Trust or the Board of Directors.

                  "Declaration" shall mean the Amended and Restated Declaration of Trust of the Trust, as amended from time to time.

                  "Delivered Shares" shall have the meaning set forth in paragraph (e) of Section 3 hereof.

                  "Disinterested Members" when used with respect to the


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         Trust has the meaning set forth in the Code of Regulations of the Trust and, when used with respect to the Corporation, has the meaning set forth in the By-Laws of the Corporation, in each case as amended from time to time.

                  "Election Notice" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

                  "Excess Shares" shall have the meaning set forth in paragraph
         (e) of Section 3 hereof.

                  "Exchange Promissory Note" shall mean an unsecured promissory note of the Corporation in such form as the Corporation shall reasonably prescribe with a maturity date ninety (90) days after the date of issuance of such note. Such Exchange Promissory Note shall bear interest in a amount equal to (i) in the case of the substitution of an Exchange Promissory Note for Paired Shares constituting Excess Shares pursuant to Section 3(e) hereof, the amount of any dividends paid during the period that such note remains outstanding on a number of Paired Shares equal to the number of Paired Shares for which such Exchange Promissory Note is being substituted and (ii) in the case of the substitution of an Exchange Promissory Note for any shares of Class B EPS constituting Excess Shares pursuant to such Section, the amount of any dividends accrued (whether or not paid) during the period that such note remains outstanding on a number of shares of Class B EPS equal to the number of shares of Class B EPS for which such Exchange Promissory Note is being substituted, which interest shall be payable on the dates of payment of the corresponding dividends.

                  "Exchange Ratio" shall have the meaning set forth in paragraph
         (b) of Section 3 hereof.

                  "Issue Date" shall mean the first date on which shares of Class A EPS and Class B EPS are issued by the Trust pursuant to the Transaction Agreement.

                  "Letter of Transmittal" shall have the meaning set forth in paragraph (a) of Section 2 hereof.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Offered Shares" shall have the meaning set forth in paragraph
         (e) of Section 3 hereof.

                  "OP Special Distribution" shall have the meaning set forth in paragraph (f) of Section 3 hereof.

                  "Ownership Limit" shall have the meaning set forth in
         Section 6.12 of the Declaration.


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                  "Paired Shares" shall mean units consisting of one Trust Share paired with one Corporation Share and represented by a single share certificate, as provided in the Pairing Agreement dated as of June 25, 1980, between the Trust and the Corporation, as amended from time to time, subject to any changes in the securities constituting a unit of Paired Shares under such Pairing Agreement from time to time.

                  "Paired Shares Delivery Option" shall have the meaning set forth in paragraph (a)(i) of Section 3 hereof.

                  "Paired Shares Cash Option" shall have the meaning set forth in paragraph (a)(i) of Section 3 hereof.

                  "Paired Shares Redemption Option" shall have the meaning set forth in paragraph (a)(i) of Section 3 hereof.

                  "Paired Shares Request" shall have the meaning set forth in paragraph (a) of Section 2 hereof.

                  "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Registered Sale Option" shall have the meaning set forth in paragraph (e) of Section 3 hereof.

                  "REIT Rules" shall mean the requirements (i) for the Trust to qualify as a real estate investment trust under the Code as set forth in Sections 856(a)(5) and 856(a)(6) of the Code and (ii) for the Corporation or any affiliate of the Corporation which is a tenant of the Trust to not be treated as a related party pursuant to Section 856(d)(2)(B) of the Code.

                  "Requested Shares" shall have the meaning set forth in paragraph (d) of Section 3 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "SLC Limited Partnership Agreement" shall mean the second amended and restated limited partnership agreement of SLC operating limited partnership entered into on November 14, 1997 by and among Starwood Lodging Corporation, a Maryland corporation, as General Partner and the persons whose names are set forth in exhibits A and A-1 thereof, as limited partners, pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act.


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                  "Trading Day" with respect to publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which such securities are traded.

                  "Transaction Agreement" shall have the meaning set forth in the Recitals.

                  "Transfer Agent" shall mean ChaseMellon Shareholder Services, L.L.C. (or any successor thereof), or such other agent or agents of the Trust as may be designated by the Board of Trustees of the Trust or their designee as the transfer agent for the Class B EPS and/or the Paired Shares.

                  "Trust" shall mean Starwood Lodging Trust, a Maryland real estate investment trust, and any successor.

                  "Trust Shares" shall mean the common shares of beneficial interest in the Trust, par value $.01 per share, or any shares of beneficial interest in the Trust into which such common shares may be changed.

                  "Westin Transaction Securities" shall mean, with respect to a holder of Class B OP Units or an affiliate thereof, any shares of Class A EPS, shares of Class B EPS, Class A RP Units and Starwood Operating Partnership Units (as defined in the Transaction Agreement) received by such holder or affiliate pursuant to the Transaction Agreement, together with any shares of Class B EPS, Class A EPS or Paired Shares (or other securities) issued upon exchange or conversion of any such Westin Transaction Securities.

                  SECTION 2. RIGHT TO TENDER CLASS B OP UNITS. (a) Upon the terms and subject to the conditions of this Agreement, each registered holder of Class B OP Units will have the right to tender outstanding Class B OP Units to the Corporation. In order for Class B OP Units to be validly tendered pursuant to this Agreement, the registered holder thereof shall deliver to the Corporation, at the address provided pursuant to Section 9 , (i) a completed and duly executed Letter of Transmittal in the form attached hereto as Exhibit A (the "Letter of Transmittal") and any other documents required by the Letter of Transmittal and

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(ii) a certificate (duly executed on behalf of such holder by an officer, partner, manager or other duly authorized representative of such holder, if such registered holder is not an individual) setting forth (A) the number of Trust Shares and Corporation Shares held directly by such holder, and in the case of WHWE L.L.C. ("WHWE"), held by Whitehall Real Estate Limited Partnership ("Whitehall"), GS Capital Partners, L.P. ("GSCP") or The Goldman Sachs Group, L.P. (other than shares held in "street name" for third parties or shares held in accounts for unaffiliated third parties) and (B) the number of partners in Whitehall or GSCP with a 25% or greater interest in the profits or capital of Whitehall or GSCP, respectively. In addition, in the event of a tender of Class B OP Units by WHWE, the Corporation may deliver to WHWE a list of the Corporation's ten largest stockholders, in which event, WHWE shall certify to the Corporation the identity of any such stockholders that are directly partners of Whitehall or GSCP in a partnership in which WHWE or GSCP and such stockholder are both partners with a 25% or greater interest in the profits and capital of such partnership. In such Letter of Transmittal, the holder of the Class B OP Units being tendered shall specify which Class B OP Units such holder desires to exchange for Paired Shares (a "Paired Shares Request") and which Class B OP Units such holder desires to exchange for shares of Class B EPS (a "Class B EPS Request"); provided that no Class B EPS Request may be made unless the Letter of Transmittal is delivered to the Corporation on or prior to the Cross-Over Date. The Corporation shall make all determinations as to the validity and form of any tender of Class B OP Units in accordance with the provisions of this Agreement and upon rejection of a tender shall give the tendering holder written notice of such rejection, which shall include the reasons therefor.

                  (b) Unless otherwise determined by agreement of the Corporation, tenders of Class B OP Units pursuant to this Agreement shall be irrevocable and shall not be subject to withdrawal or modification; provided that in the event that the issuance of the full number of Requested Shares pursuant to any tender of Class B OP Units would violate either the Ownership Limit or the REIT Rules and either (i) the Corporation elects pursuant to
Section 3(d) below to deliver an Exchange Promissory Note in substitution for any Excess Shares or (ii) the Corporation exercises the Registered Sale Option with respect to any such Excess Shares, the holder of the Class B OP Units tendered will have the right to withdraw his or her Letter of Transmittal as to the Excess Shares for which such Exchange Promissory Note is proposed to be substituted or with respect to which such Registered Sale Option is being exercised, which withdrawal must be made by written notice to the Corporation within ten (10) Business Days after receipt of the applicable Election Notice.

                  (c)  The rights to exchange Class B OP Units pursuant



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to this Agreement constitute a continuous offer and may not be withdrawn, amended or modified by the Corporation without the prior written consent of each registered holder of outstanding Class B OP Units adversely affected by such withdrawal, amendment or modification; provided that any withdrawal, amendment or modification that does not adversely affect any holder of outstanding Class B OP Units may be effected without the consent of such holder.

                  SECTION 3. ACCEPTANCE OF TENDER; DELIVERY OF ELECTION NOTICE.
(a) Subject to paragraph (c) below, as promptly as practicable (and in any event within ten (10) Business Days) after receipt of a Letter of Transmittal and all related documents and certifications, the Corporation shall elect, pursuant to an election notice given to the registered holder who delivered such Letter of Transmittal to the Corporation (an "Election Notice"), to take one or more of the following actions with respect to the Class B OP Units subject to such Letter of Transmittal:


                  (i) with respect to any such Class B OP Units for which a Paired Shares Request has been made, the Corporation shall elect either
         (A) to issue to the registered holder a number of Paired Shares equal to the number of such Class B OP Units (including procuring the issuance by the Trust of the Trust Shares component of such Paired Shares) (the "Paired Shares Delivery Option"), (B) to pay to such holder the Cash Equivalent of such Paired Shares determined as of the date of such Election Notice (the "Paired Shares Cash Option"), (C) to cause the Operating Partnership to redeem such Class B OP Units for a cash redemption price equal to such Cash Equivalent of such Paired Shares (the "Paired Shares Redemption Option") or (D) any combination of the actions described in the foregoing clauses (A), (B) and (C); and

                  (ii) with respect to any Class B OP Units for which a Class B EPS Request has been made, the Corporation shall elect either (A) to procure the issuance by the Trust, to the registered holder a number of shares of Class B EPS equal to the number of such Class B OP Units multiplied by the Exchange Ratio (as determined pursuant to paragraph
         (b) below) in effect as of the date of such Election Notice (the "Class B EPS Delivery Option"), (B) to pay to such registered holders an amount in cash equal to the Class B Liquidation Preference of such shares of Class B EPS at such time (the "Class B EPS Cash Option"), (C) to cause the Operating Partnership to redeem such Class B OP Units for a cash redemption price equal to such Class B Liquidation Preference of such shares of Class B EPS at such time (the "Class B EPS Redemption Option") or (D) any combination of



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         the actions described in the foregoing clauses (A), (B) and (C).

                  (b) The "Exchange Ratio" of shares of Class B EPS for each Class B OP Unit at any time shall be equal to one (1) divided by the number of Class B Underlying Paired Shares (as defined in the Class B Articles Supplementary) for which each share of Class B EPS is then indirectly exchangeable as of such date (determined without taking into consideration any Class A Dividend Replacement Shares or Class B Dividend Replacement Shares, as defined in the Class A Articles Supplementary and Class B Articles Supplementary, respectively).

                  (c) (i) If, at any time after the Issue Date, the Trust or the Corporation shall become a party to any transaction, including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all outstanding Trust Shares and/or Corporation Shares, sale of all or substantially all of the Trust's or the Corporation's assets or recapitalization of the Trust Shares and/or the Corporation Shares (but excluding any event constituting a Trust Common Adjustment Event or a Corporation Common Adjustment Event) (each of the foregoing being referred to herein as a "Paired Shares Transaction"), in each case as a result of which the outstanding Trust Shares and/or Corporation Shares shall be converted into or exchanged for the right to receive stock, securities or other property (including cash or any combination thereof), effective as of the effective date of such Paired Shares Transaction, each unit of Paired Shares issuable upon tender of Class B OP Units hereunder shall thereafter be deemed to consist of the kind and amount of shares of beneficial interest in the Trust, shares of stock of the Corporation and other securities and property (including cash or any combination thereof) that would have been held or receivable upon the consummation of such Paired Shares Transaction by a holder of a number of Paired Shares equal to the number of Class B OP Units so tendered assuming such holder of Paired Shares (A) is not a Person with which the Trust or the Corporation consolidated or into which the Trust or the Corporation was merged or which merged into the Trust or the Corporation or to which such sale or transfer was made, as the case may be (a "constituent person"), or an affiliate of a Constituent Person and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Paired Shares Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Paired Shares Transaction is not the same for each unit of Paired Shares held immediately prior to such Paired Shares Transaction by other than a constituent person or an



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         affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purposes of this subparagraph (ii) the kind and amount of stock, securities and other property (including cash) receivable upon such Paired Shares Transaction in respect of each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The provisions of this paragraph (i) shall similarly apply to successive Paired Shares Transactions.

                  (ii) If, at any time after the Issue Date, the Trust shall become a party to any transaction, including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all outstanding Trust Shares, sale of all or substantially all of the Trust's assets or recapitalization of the Class B EPS (each of the foregoing being referred to herein as a "Class B Transaction"), in each case as a result of which the outstanding shares of Class B EPS shall be converted into or exchanged for the right to receive stock, securities or other property (including cash or any combination thereof), effective as of the effective date of such Class B Transaction, each share of Class B EPS issuable upon tender of Class B OP Units shall thereafter be deemed to consist of the kind and amount of shares of stock and other securities and property (including cash or any combination thereof) that would have been held or receivable upon the consummation of such Class B Transaction by a holder of a number of shares of Class B EPS equal to the number of Class B OP Units being tendered, assuming such holder of shares of Class B EPS (A) is not a Person with which the Trust consolidated or into which the Trust was merged or which merged into the Trust or to which such sale or transfer was made, as the case may be, or an affiliate of such a constituent person and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities an other property (including cash) receivable upon such Class B Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Class B Transaction is not the same for each share of Class B EPS held immediately prior to such Class B Transaction by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised, then for the purposes of this subparagraph (ii) the kind and amount of stock, securities and other property (including cash) receivable upon such Class B Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The provisions of this paragraph (ii) shall similarly apply to successive Class B Transactions.

                  (d) Notwithstanding any other provision of this Agreement, no Paired Shares or shares of Class B EPS shall be


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issued or paid in respect of any tender of Class B OP Units (i) prior to the expiration or termination of the waiting period applicable to such issuance or payment, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as it may be amended from time to time, or (ii) prior to the receipt of all governmental and regulatory approvals which are required to be obtained prior to such issuance or payment, including, without limitation, any required approvals of the gaming authorities of the State of Nevada and of Clark County, Nevada (the "Gaming Approvals") subject to the limitations on transfer of any interest in the Operating Partnership as provided in Section 9.6 of the SLC Limited Partnership Agreement.

                  (e) If the delivery to a registered holder tendering Class B OP Units of the full number(s) of Paired Shares and/or shares of Class B EPS requested to be delivered pursuant to the Letter of Transmittal (the "Requested Shares") would result in a violation of either the Ownership Limit or the REIT Rules, the Corporation may elect in the Election Notice, in lieu of the options described in paragraph (a) above (i) to deliver to such holder the maximum number(s) of Paired Shares and/or shares of Class B EPS, as applicable, (which maximum numbers, in the case of a Letter of Transmittal containing both a Paired Shares Request and a Class B EPS Request, shall represent the same percentage of the numbers of Paired Shares and shares of Class B EPS, respectively, comprising such Requested Shares) that may be delivered without causing such a violation (the "Delivered Shares", with the Requested Shares in excess of the Delivered Shares being referred to herein as the "Excess Shares") and (ii) (A) in respect of any Paired Shares included in such Excess Shares either (1) to pay such holder the Cash Equivalent of such Paired Shares determined as of the date of such Election Notice, (2) to deliver to such holder an Exchange Promissory Note in a principal amount equal to such Cash Equivalent or (3) to cause the Operating Partnership to redeem a corresponding number of Class B OP Units for a cash redemption price equal to such Cash Equivalent and (B) in respect of any shares of Class B EPS included in such Excess Shares, either (1) to make a cash payment to such holder equal to the Class B Liquidation Preference of such shares as of such date, (2) to deliver to such holder an Exchange Promissory
Note in a principal amount equal to such Class B Liquidation Preference or (3) to cause the Operating Partnership to redeem a corresponding number of Class B OP Units for a cash redemption price equal to such Class B Liquidation Preference. Notwithstanding the foregoing, in the event that the delivery of the full number of Requested Shares pursuant to a Letter of Transmittal would violate either the Ownership Limit or the REIT Rules because the registered holder of Class B OP Units tendering Class B OP Units, together with such holder's affiliates (but without giving effect to any other applicable attribution rules under the Code), beneficially owns, at the date of the Election Notice, Paired Shares and/or shares of Class B



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EPS other than through the ownership of Westin Transaction Securities, the
Corporation will have the option (the "Registered Sale Option"), exercisable in the Election Notice, in lieu of delivering an Exchange Promissory Note in a principal amount equal to the Cash Equivalent of the any Paired Shares included in the Excess Shares or the Class B Liquidation Preference of any shares of Class B EPS included in the Paired Shares, to procure the filing of a registration statement under the Securities Act, and to publicly offer and sell pursuant to such registration statement in such manner as the Corporation in good faith determines to be appropriate (x) a number of Paired Shares equal to the number of Paired Shares included in such Excess Shares or (y) a number of Paired Shares equal to the number of Class B Underlying Paired Shares (as defined in the Class B Articles Supplementary) for which the shares of Class B EPS included in such Excess Shares are then indirectly exchangeable as of such date (determined without taking into consideration any Class A Dividend Replacement Shares or Class B Dividend Replacement Shares, as defined in the Class A Articles Supplementary and Class B Articles Supplementary, respectively) (in either such case, the "Offered Shares"), the net proceeds of which sale (after deducting any applicable underwriting discounts or commissions and the expenses of such offering) shall be paid to such holder.

                  (f) If, as of the date of the Election Notice given by the Corporation with respect to any tender of Class B OP Units, there are any accrued but unpaid OP Special Distributions (as defined in the Certificate of Admission), then: (i) the number of shares of Class B EPS issuable in exchange for each Class B OP Unit with respect to which a Class B EPS Request has been made shall be increased by a number of shares equal to (A) the amount of such accrued but unpaid OP Special Distributions divided by (B) the product of (1) the number of Class B Underlying Paired Shares (as defined in the Class B Articles Supplementary) for which each share of Class B EPS is then indirectly exchangeable as of such date (determined without taking into consideration any Class A Dividend Replacement Shares or Class B Dividend Replacement Shares, as defined in the Class A Articles Supplementary and Class B Articles Supplementary, respectively) multiplied by (2) the Cash Equivalent of each Paired Share as of such date, and (ii) the number of Paired Shares issuable in exchange for each Class B OP Unit with respect to which a Paired Shares Request has been made shall be increased by a number of shares equal to (A) the amount of such accrued but unpaid OP Special Distributions divided by (B) the Cash Equivalent of each Paired Share as of such date.

                  SECTION 4. DELIVERY OF SECURITIES AND/OR CASH TO HOLDER. (a) If the Election Notice relating to any tender of Class B OP Units pursuant to this Agreement does not give rise to a withdrawal right pursuant to Section 2(b) above, such Election Notice shall be accompanied by the delivery of the Paired Shares, shares of Class B EPS and/or cash required to be delivered pursuant to such Election Notice. If the Election Notice does give rise to such a withdrawal right, but such right is not exercised by the holder that delivered the related Letter of Transmittal, the Corporation shall deliver the Paired Shares, shares of Class B EPS, Exchange Promissory Note(s) and/or cash required to be delivered pursuant to such Election Notice within five (5) Business Days after the expiration of such withdrawal right.

                  (b) If the Election Notice includes the exercise of the Registered Sale Option, the proceeds from the sale of the Offered Shares shall be paid over to the applicable registered holder promptly upon receipt. Any cash payable to such registered holder hereunder shall be payable at the election of the Corporation by check or by wire transfer to an account designated in writing by such holder, if one has been so designated.

                  (c) With respect to any Paired Shares to be issued pursuant to an Election Notice, the Corporation shall issue and deliver (and shall cause the Trust to issue and deliver) at the office of the Corporation (or, at the option of the Corporation, at the office of the Transfer Agent) to the applicable registered holder a certificate or certificates for the number of full Paired Shares deliverable in accordance with the provisions of Section 3 above, and any fractional interest in respect of a unit of Paired Shares otherwise deliverable pursuant to such provisions shall be settled as provided in paragraph (d) below. With respect to any shares of Class B EPS to be issued pursuant to an Election Notice, the Corporation shall procure from the Trust and deliver at the office of the Corporation (or, at the option of the Corporation, at the office of the Transfer Agent) to the applicable registered holder a certificate or certificates for the number of full shares of Class B EPS deliverable in accordance with the provisions of Section 3 above, and any fractional interest in respect of a share of Class B EPS otherwise deliverable pursuant to such provisions shall be settled as provided in paragraph (d) below.

                  (d) No fractional units of Paired Shares or shares of Class B EPS or scrip evidencing fractions of units of Paired Shares or shares of Class B EPS shall be issued upon any tender of Class B OP Units pursuant to this Agreement. Instead of any fractional interest in a unit of Paired Shares that would otherwise be deliverable in connection with such tender, the Corporation shall pay to the registered holder an amount in cash equal to the corresponding fraction of the Current Market Price of the Paired Shares on the Trading Day immediately preceding the date of the applicable Election Notice, and instead of any fractional interest in a share of Class B EPS that would otherwise be deliverable in connection with such tender, the Corporation shall pay to the registered holder an amount in cash equal to the corresponding fraction of the product of (x) the Current Market Price of the Paired Shares on the Trading Day immediately preceding the date of the applicable Election Notice multiplied by
(y) the number of Class B Underlying Paired Shares (as defined in the Class B Articles Supplementary) for which each share of Class B EPS is then indirectly exchangeable as of such date (determined without taking into consideration any Class A Dividend Replacement Shares or Class B Dividend Replacement Shares, as defined in the Class A Articles Supplementary and Class B Articles Supplementary, respectively). If more than one Letter of Transmittal shall be delivered at one time by the same registered holder, the numbers of full Paired Shares and full shares of Class B EPS which shall be issuable upon exchange of the Class B OP Units tendered thereby shall be computed on the basis of the aggregate number of Class B OP Units so tendered.

                  (e) The Corporation covenants that any Paired Shares and shares of Class B EPS issued pursuant to this Agreement will be validly issued, fully paid and non-assessable. If a registered holder exchanges Class B OP Units pursuant to this Agreement, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on any issuance of Paired Shares and/or shares of Class B EPS upon such exchange. Such holder, however, shall (i) pay to the Corporation the amount of any additional documentary, stamp or similar issue or transfer tax which is due (or shall establish to the satisfaction of the Corporation the payment thereof) as a result of Paired Shares or shares of Class B EPS being issued in a name other than the name of such holder and (ii) be responsible for all income or other taxes as a result of such exchange.

                  (f) The Corporation shall have the right to affix to any certificates evidencing Paired Shares or shares of Class B EPS issued pursuant to this Agreement: (i) any restrictive legend required in order for such issuance to be in compliance with the Securities Act and any applicable state securities laws, (ii) if applicable, a legend referring to the transfer restrictions provided for in Section 6.16(f) of the Transaction Agreement and
(iii) any other legend required in order to comply with any applicable law.

                  SECTION 5. IMPLEMENTATION OF REDEMPTION OPTION. In the event that the Corporation exercises the Paired Shares Redemption Option or the Class B EPS Redemption Option, the Corporation shall cause the Operating Partnership to redeem the corresponding Class B OP Units as soon as practicable after the date of the Election Notice. The cash redemption price payable to the registered holder pursuant to such Paired Shares

Redemption Option or Class B EPS Redemption Option shall be paid by the Operating Partnership at its election by check or by wire transfer to an account designated in writing by such holder, if one has been so designated.

                  SECTION 6. REPRESENTATIONS OF TENDERING HOLDER. Each tender of Class B OP Units shall constitute a representation and warranty by the tendering holder of each of the representations and warranties set forth in the form of Letter of Transmittal. Without limiting the generality of the foregoing, unless, at the time of a tender for exchange of Class B OP Units pursuant to this Agreement, a registration statement relating to any Paired Shares and/or shares of Class B EPS to be delivered upon such tender is effective under the Securities Act, such tender shall constitute a representation and warranty by the tendering holder to the Corporation that such tendering holder (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act,
(ii) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Operating Partnership, the Corporation and the Trust so as to be able to evaluate the risks and merits of its investment in the Operating Partnership and it is able financially to bear the risks thereof, (iii) has had an opportunity to discuss the business, management and financial affairs of the Operating Partnership, the Trust and the Corporation with the management of the Operating Partnership, the Trust and the Corporation, and (iv) understands the Paired Shares and shares of Class B EPS issuable pursuant to this Agreement have not and will not have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and such Paired Shares and shares of Class B EPS must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

                  SECTION 7. STATUS OF TENDERING HOLDER. Until the holder of Class B OP Units tendered pursuant to this Agreement becomes a holder of record of the Paired Shares and/or shares of Class B EPS issued in exchange therefor (in the case of an exercise of the Paired Shares Delivery Option and/or the Class B EPS Delivery Option, as applicable) or until such holder has received cash in exchange therefor (in the case of an exercise of the Paired Shares Cash Option, the Paired Shares Redemption Option, the Class B EPS Cash Option and/or the Class B EPS Redemption Option, as applicable) and until the holder has received an Exchange Promissory Note in substitution for any Excess Shares or until the holder has received the proceeds from the sale of the corresponding Offered Shares (in the case of an exercise of the Registered Sale Option), such holder shall continue to hold and own the corresponding Class B OP Units for all purposes of the Realty Partnership Agreement. In the case of an exercise of the Paired Shares Delivery Option or Class B EPS Delivery Option, no such holder shall have any rights as a shareholder of the Trust or a stockholder of the Corporation in respect of such Paired Shares, or as a shareholder of the Trust in respect of such shares of Class B EPS, until such holder becomes a holder of record of such Paired Shares or shares of Class B EPS.

                  SECTION 8. RESERVATION OF SHARES; CLOSING OF TRANSFER BOOKS.
(a) The Corporation shall reserve and shall at all times have reserved out of its authorized but unissued Corporation Shares, solely for the purpose of effecting the exchange pursuant to this Agreement, enough Corporation Shares to permit the exchange of the then outstanding Class B OP Units for Paired Shares pursuant to this Agreement and shall use its best efforts to cause the Trust to reserve and shall at all times have, solely for the purpose of effecting such exchange, enough Trust Shares to permit such exchange. In addition, until the Cross-Over Date, the Corporation shall use its best efforts to cause the Trust to reserve and at all times have reserved out of its authorized but unissued shares of Class B EPS, solely for the purpose of effecting the exchange pursuant to this Agreement, enough shares of Class B EPS to permit the exchange of the then outstanding Class B OP Units for shares of Class B EPS pursuant to this Agreement.

                  (b) The Corporation shall not close its transfer books so as to prevent the timely issuance of Corporation Shares pursuant to this Agreement. The Corporation shall use its best efforts to cause the Trust not to close its transfer books so as to prevent the timely issuance of Trust Shares or shares of Class B EPS pursuant to this Agreement.

                  SECTION 9. NOTICES. All notices, documents and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight mail or when sent by facsimile transmission, or four days after being mailed (by registered mail, return receipt requested) to a party at the following address (or to such other address as such party may have specified by notice given to the other parties pursuant to this provision):


         (a) If to the Corporation or the Operating Partnership, to:

                  Starwood Lodging Corporation
                  2231 E. Camelback Road, Suite 410
                  Phoenix, AZ 85016
                  Attention:  General Counsel

                  Telecopy No.:  (602) 852-0686
                  Telephone No.:  (602) 852-3900

         with a copy to:

                  Sidley & Austin
                  555 West 5th Street
                  Los Angeles, California  90013
                  Attention:  Sherwin L. Samuels
                  Telecopy No.:  (213) 896-6600
                  Telephone No.:  (213) 896-6000

                  (b) If to any OP Limited Partner, to the address specified on Schedule I hereto.

         with a copy to:

                  Sullivan & Cromwell
                  125 Broad Street
                  New York, NY 10004
                  Attention: Joseph C. Shenker
                  Telecopy No.: (212) 558-3588
                  Telephone No.: (212) 558-4000

                  SECTION 10. DETERMINATIONS AND INTERPRETATION. All agreements between the Corporation, the Operating Partnership and the OP Limited Partners provided for in (or required by or pursuant to) this Agreement shall be made on behalf of the Corporation and the Operating Partnership by their respective Disinterested Members, including, without limitation, any agreement between the Corporation, the Operating Partnership and the OP Limited Partners as to the election by the Corporation of the Paired Shares Delivery Option, the Paired Shares Cash Option, the Paired Shares Redemption Option, the Class B EPS Delivery Option, the Class B EPS Cash Option or the Class B EPS Redemption Option with respect to a tender of Class B OP Units pursuant to Section 2(a), any agreement to permit the revocation, withdrawal or modification of a tender of Class B OP Units pursuant to Section 2(b). All interpretations of the terms of this Agreement shall be resolved on behalf of the Corporation by its Disinterested Members.

                  SECTION 11. PARTIAL INVALIDITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

                  SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors or assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Corporation, the Operating Partnership and the OP Limited Partners, shall also be for the benefit of and enforceable by any subsequent holder of any Class Units.

                  SECTION 13. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Corporation, the Operating Partnership and the OP Limited Partners shall have each executed a counterpart of this Agreement.

                  SECTION 14. TITLES AND HEADINGS. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 15. EXHIBITS. The Exhibits referred to in this Agreement shall be construed with, and as an integral part of, this Agreement to the same extent as if the same had been set forth verbatim herein.

                  SECTION 16. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, including the Exhibits, contains the entire understanding of the parties hereto with regard to the subject matter contained herein. In addition to amendments and modifications permitted by Section 2(c), the parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement; provided that any such amendment, modification or supplement shall be approved by a majority of the Disinterested Members of the Corporation. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  SECTION 17. GOVERNING LAW. Except to the extent that Maryland law is mandatorily applicable to the rights and obligations of the shareholders of the Trust and the stockholders of the Corporation, this Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the internal laws of the State of New York, without regard to principles of conflicts of laws as applied in the State of New York or any other jurisdiction which, if applied, would result in the application of any laws other than the internal laws of the State of New York.

                  SECTION 18. SUBMISSION TO JURISDICTION. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

                  SECTION 19. SPECIFIC PERFORMANCE. Each of the parties acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages. The parties hereby agree that in addition to any other remedy to which they may be entitled at law or in equity, they shall be entitled to compel specific performance of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction for such action.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers, all as of the date first above written.

                            STARWOOD LODGING CORPORATION,
                            a Maryland Corporation


                            By:_________________________
                               Name:
                               Title:


                            SLC OPERATING LIMITED PARTNERSHIP

                            By: STARWOOD LODGING CORPORATION,
                                     general partner


                            By:_________________________
                               Name:
                               Title:

                            WHWE L.L.C.,
                            a Delaware limited liability
                            company

                            By:      Whitehall Street Real Estate
                                     Limited Partnership V,
                                     Member and Manager

                            By:      WH Advisors, L.P.V,
                                     General Partner

                            By:      WH Advisors, Inc. V,
                                     General Partner


                            By:_________________________
                               Name:
                               Title:





                            WOODSTAR INVESTOR PARTNERSHIP,
                            a Delaware General Partnership

                            By:      Marswood Investors, L.P.,
                                     General Partner

                            By:      Starwood Capital Group, L.P.,

                                           General Partner


                                  By:      BSS Capital Partners, L.P.,
                                           General Partner

                                  By:      Sternlicht Holdings II, Inc.,
                                           General Partner



                                  By:_________________________
                                     Name:
                                     Title:




                                  NOMURA ASSET CAPITAL CORPORATION,
                                  a Delaware Corporation



                                  By:_________________________
                                     Name:
                                     Title:

                                                                   SCHEDULE I TO
                                                       EXCHANGE RIGHTS AGREEMENT


                           NOTICE ADDRESS FOR HOLDERS

1)       If to WHWE, L.L.C., to:

         85 Broad Street
         New York, New York 10004

         Attention:                 Stuart Rothenberg
         Telecopier:                (212) 357-5505

2)       If to Woodstar Investor Partnership, to:

         Three Pickwick Plaza, Suite 250
         Greenwich, CT 06830

         Attention:                 Barry S. Sternlicht
         Telecopier:                (203) 861-2101

3)       If to Nomura Asset Capital Corporation, to:

         Two World Financial Center, Building B
         New York, New York 10281

         Attention:                 Daniel S. Abrams
         Telecopier:                (212) 667-1666

                                                                    EXHIBIT A TO
                                                       EXCHANGE RIGHTS AGREEMENT


                              LETTER OF TRANSMITTAL

                                 To Tender Units
                                       of
                       Class B Operating Partnership Units


                    Pursuant to the Exchange Rights Agreement
                           Dated as of January 2, 1998


TO:  Starwood Lodging Corporation
         2231 E. Camelback Road, Suite 410
         Phoenix, AZ 85016
         Attention: General Counsel

                              DESCRIPTION OF UNITS
------------------------------------------------------------------------------------------------------
NAME(S) AND                                UNITS                  NUMBER OF                  NUMBER OF
ADDRESS(ES) OF                             TENDERED               UNITS                      UNITS
REGISTERED OWNERS                          (ATTACH                REQUESTED TO               REQUESTED
                                           ADDITIONAL             BE EXCHANGED               TO BE
                                           LIST IF                FOR PAIRED                 EXCHANGED
                                           NECESSARY)             SHARES                     FOR CLASS
                                                                                             B EPS(1)



         TOTAL


--------

(1) For a Class B EPS Request to be valid, this letter of Transmittal must be delivered to the Corporation on or prior to the Cross-over Date.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

                  The undersigned hereby tenders to Starwood Lodging Corporation (the "Corporation") the above-described Class B OP Units (as defined in the Exchange Rights Agreement (Class B Operating Partnership Units) dated as of January 2, 1998 (the "Exchange Rights Agreement")) in accordance with the terms and conditions of the Exchange Rights Agreement and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. All terms used herein but not defined herein are used as defined in the Exchange Rights Agreement.

                  Subject to, and effective upon the issuance of Paired Shares and/or shares of Class B EPS and/or the delivery of cash or other specified consideration, as the case may be, for the Class B OP Units tendered hereby, the undersigned hereby assigns and transfers to the Corporation all right, title and interest in and to all the Class B OP Units that are being tendered hereby and irrevocably constitutes and appoints the Corporation (the "Class B Unit Agent"), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer such Class B OP Units on the books of the Operating Partnership and (b) receive all rights, privileges and benefits, and any and all obligations and liabilities appertaining thereto and otherwise exercise all rights of beneficial ownership of such Class B OP Units, all in accordance with the terms of the Offer.

                  The undersigned hereby represents and warrants to the Corporation that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Class B OP Units and that upon payment therefor, the Corporation will acquire unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Corporation to be reasonably necessary or desirable to complete the sale, assignment and transfer of the tendered Class B OP Units.

                  Unless a registration statement relating to any Paired Shares and/or Class B EPS to be delivered to the undersigned is effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby represents and warrants to the Corporation that the undersigned (A) is an "accredited investor" within the meaning of Rule 501 under the Securities

Act, or (B) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Operating Partnership, the Corporation and the Trust so as to be able to evaluate the risks and merits of its investment in the Operating Partnership, the Corporation and the Trust and it is able financially to bear the risks thereof, and in either case (i) has had an opportunity to discuss the business, management and financial affairs of the Operating Partnership, the Corporation and the Trust with the management of the Operating Partnership, the Corporation and the Trust and (ii) understands that any such Paired Shares and/or Class B EPS have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and any such Paired Shares and/or Class B EPS must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration. If not sold pursuant to an effective registration statement, any such Paired Shares and/or Class B EPS will bear an appropriate legend indicating that such Paired Shares and/or Class B EPS have not been registered under the Securities Act and resale of such Paired Shares and/or Class B EPS is restricted under applicable securities laws.

                  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

                  The undersigned understands that, except as provided in
Section 2(b) of the Exchange Rights Agreement, a tender of Class B OP Units pursuant to the Exchange Rights Agreement is irrevocable and constitutes a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the Exchange Rights Agreement.

                  Unless otherwise indicated under "Special Delivery Instructions", please mail any Paired Shares and/or shares of Class B EPS issuable upon exchange of the Class B OP Units tendered hereby and/or any cash payment or Exchange Promissory Note(s) deliverable pursuant to the terms of the Exchange Rights Agreement to the address(es) of the registered holder(s) appearing under "Description of Units." In the event that the Special Delivery Instructions are completed, please issue such Paired Shares and/or shares of Class B EPS and any such Exchange Promissory Note(s) and make any such cash payment in the name of the registered holder(s) and transmit the same to the person or persons so indicated.

                  The Corporation and the undersigned agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to effectuate the purposes and provisions of the tender made pursuant to this Letter of Transmittal.

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)


                  To be completed ONLY if Paired Shares and/or shares of Class B EPS and/or cash or Exchange Promissory Note(s) deliverable pursuant to the Exchange Rights Agreement are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail certificate(s) for Paired Shares and/or shares of Class B EPS and any Exchange Promissory Note(s) and cash payments to:



Name_____________________________________________________________
                  (please print)

Address__________________________________________________________

_________________________________________________________________
                  (include Zip Code)
_________________________________________________________________

_________________________________________________________________
                 (Tax Identification or Social Security Number)

                                    SIGN HERE

                      Complete Substitute Form W-9 included

_________________________________________________________________

_________________________________________________________________
                        (Signature(s) of holder of Units)

(Must be signed by registered holder(s) as name(s) appear(s) on books and records of the Partnership. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of Trusts or others acting in a fiduciary or representative capacity, please set forth full title and see instruction 4.

Dated____________________________________________________________

Name(s)__________________________________________________________
                           (please print)
Capacity
(Full Title)_____________________________________________________

Address__________________________________________________________





                                      _27_

                           (include Zip Code)

Area Code and Tel. No.___________________________________________

Tax Identification or
Social Security No.______________________________________________
                         (Complete Substitute Form W-9)


                            Guarantee of Signature(s)
                               (See Instruction 1)

Authorized
Signature________________________________________________________

Name of
Firm_____________________________________________________________

Dated____________________________________________________________


                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                            Exchange Rights Agreement

                  1. GUARANTEE OF SIGNATURE. No signature guarantee on this Letter of Transmittal is required unless the registered holder of the Class B OP Units has completed the box entitled "Special Delivery Instructions". In such case all signatures on this Letter of Transmittal must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company (not a savings bank or a savings and loan association) having an office, branch or agency in the United States.

                  2. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by the holder of Class B OP Units. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Class B Unit Agent.

                  No alternative, conditional or contingent tenders will be accepted, except as permitted pursuant to the Exchange Rights Agreement.

                  3. INADEQUATE SPACE. If the space provided herein is inadequate, the Units tendered and/or other information required should be listed on a separate schedule attached hereto.

                  4. SIGNATURES ON LETTER OF TRANSMITTAL. The signature must correspond with the name as shown on the books and records of the Operating Partnership without any change whatsoever.

                  If any of the Class B OP Units tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

                  If any tendered Class B OP Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

                  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of Trusts or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Class B Unit Agent of their authority so to act must be submitted.

                  5. SPECIAL DELIVERY INSTRUCTIONS. If a certificate for Paired Shares and/or shares of Class B EPS and any Exchange Promissory Note(s) and cash payment is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

                  6. WAIVER OF CONDITIONS. The Corporation reserves the right to waive in its sole discretion any of the specified conditions of the Offer in the case of the Class B OP Units tendered; provided that any such waiver shall not adversely affect any holder of outstanding Class B OP Units without the consent of such holder.

                  7. BACK-UP WITHHOLDING. Under the Federal income tax law, a person surrendering Class B OP Units must provide the Class B Unit Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 below unless an exemption applies. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Class B OP Units may be subject to back-up withholding of that rate provided by the Federal income tax law (such rate being at the date of the Exchange Rights Agreement, 31%).

                  The TIN that must be provided is that of the registered holder of the Class B OP Units. The TIN for an individual is his social security number.

                  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Exchange Rights Agreement and the Letter of Transmittal may be directed to the Class B Unit Agent at the address set forth above.


                            IMPORTANT TAX INFORMATION

                  Under Federal income tax laws, a holder whose tendered Class B OP Units are accepted for payment is required by law to provide the Class B Unit Agent (as payer) with his correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his social security number. If the Class B Unit Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Class B OP Units purchased pursuant to the Offer may be subject to back-up withholding.

                  If back-up withholding applies, the Class B Unit Agent is required to withhold, at that rate provided by the Federal income tax law (such rate being at the date of the Exchange Rights Agreement 31%), of any such payments made to the holder of Class B OP Units. Paired Shares, shares of Class B EPS and any Exchange Promissory Note(s) otherwise deliverable hereunder may, at the expense (and with all risk of loss for the account) of the undersigned, be sold to pay such amounts. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

                  To prevent back-up withholding on payments that are made to a holder of Class B OP Units purchased pursuant to the Offer, the holder is required to notify the Class B Unit Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE AGENT

                  The holder is required to give the Class B Unit Agent the social security number or employer identification number of the record owner of the Class B OP Units.

PAYER'S NAME:
Starwood Lodging Corporation



Substitute                    Part 1 - Please provide your TIN in the box at             Social Security
Form W-9                      right and certify by signing and dating below              Number/Employer
                                                                                         Identification
                                                                                         Number
Department of the              Certification - Under the penalties of perjury,
Treasury/Internal             (i) I certify that the information provided on this
Revenue Service               form is true, correct and complete and (ii) I am
                              not subject to backup withholding because:  (a) I
                              am exempt from backup Service withholding, or (b) I
                              have not  been  notified  by the Internal Revenue
                              Service (IRS) that I am subject to backup
                              withholding as a result of a failure to report all
                              interest  or  dividends, or (c) the IRS has
                              notified me that I am no longer subject to backup
                              withholding.
                              Signature ________________________________________         Date ______________



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING AT THAT RATE PROVIDED BY THE FEDERAL INCOME TAX LAW (SUCH RATE BEING AT THE DATE OF THE EXCHANGE RIGHTS AGREEMENT 31%) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.